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                                                                   Exhibit 10(q)


                                                                  EXECUTION COPY

                                AMENDMENT NO. 6
                         Dated as of September 30, 1994
                                       TO
                                 LOAN AGREEMENT
                         Dated as of February 13, 1992


        THIS AMENDMENT NO. 6 TO LOAN AGREEMENT ("Amendment") is entered into as of September 30, 1994 by and among THE LAMSON & SESSIONS CO., an Ohio corporation (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), as the sole "Lender" (as defined in the Loan Agreement referred to below) and GE Capital as agent for the Lenders (in such capacity, the "Agent").

                             PRELIMINARY STATEMENT

        A. The Borrower, the Lender and the Agent are parties to that certain Loan Agreement dated as of February 13, 1992 (as amended by that certain Amendment No. 1 and Waiver dated as of February 11, 1993, that certain Amendment No. 2 and Consent dated as of March 1, 1994, that certain Amendment No. 3 dated as of March 31, 1994, that certain Amendment No. 4 and Consent dated as of May 27, 1994 and that certain Amendment No. 5 dated as of June 10, 1994, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

        B. The Borrower, the Lender and the Agent have agreed to amend the Loan Agreement on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows:

        SECTION 1. AMENDMENTS TO THE LOAN AGREEMENT. Effective as of the date first above written, subject to the satisfaction of the conditions precedent set forth in SECTION 2 below, the Loan Agreement is hereby amended as follows:

        1.1 SECTION 1.1 of the Credit Agreement is amended to delete the definitions "Intercreditor Agreement" and "National City Bank Subordinated Liens" contained therein in their entirety.

        1.2 SECTION 1.1 of the Credit Agreement is amended to delete the following phrase from the definition "Leasehold Mortgage" contained therein:
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        "(other than with respect to Borrower's leasehold interest on the Real
        Estate located at 25701 Science Park Drive, Cleveland, Ohio 44122 which is subject to a prior leasehold mortgage in favor of National City Bank and in respect of which the Leasehold Mortgage thereon shall create a second priority Lien thereon)"

        1.3 SECTION 5.23 of the Credit Agreement is amended to delete the phrase "(other than the National City Bank Subordinated Liens)" contained therein.

        1.4 SECTION 8.8 of the Loan Agreement is amended (a) to delete "; and" from the end of CLAUSE (E) of such Section and substitute a period thereof and (b) to delete CLAUSES (F) and (G) of such Section in their entirety.

        SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date first above written upon receipt by the Agent of the following:

        (i) four (4) copies of this Amendment duly executed by the Borrower, the Lender and the Agent;

        (ii) a Certificate of Secretary of the Borrower certifying (A) the names and signatures of the officers of the Borrower authorized to execute the Amendment, and (B) that attached thereto is a true and complete copy of the resolutions of the Borrower's Board of Directors approving and authorizing the execution, delivery and performance of the Amendment documents referred to in CLAUSE (A) above; and

        (iii) Reaffirmations of Guaranty and Security Agreement in substantially the form of EXHIBIT A attached hereto, duly executed by each of Carlon Chimes and Youngstown Steel Door.

        SECTION 3.  COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

        3.1 Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

        3.2 The Borrower hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be


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limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

        SECTION 4.  REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

        4.1 Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

        4.2 Except as specifically amended hereby, the Loan Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

        4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

        SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

        SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

        SECTION 7. HEADINGS. Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.

                                        THE LAMSON AND SESSIONS CO.


                                        By:___________________________
                                           Name:
                                           Title:


                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION, as the Agent
                                        and as the sole Lender

                                        By:___________________________
                                           Name:
                                           Title:





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                                   EXHIBIT A
                                       to
                                   Amendment

           FORM OF REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT


                                  (Attached.)





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               REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

        The undersigned hereby (i) acknowledges receipt of that certain Amendment No. 6 to Loan Agreement of even date herewith (the "Amendment") to the Loan Agreement dated as of February 13, 1992 (as amended from time to time prior to the date hereof, the "Loan Agreement") among THE LAMSON & SESSIONS CO. (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as a "Lender" (as defined in the Loan Agreement) and GE Capital, as agent for the Lenders (in such capacity, the "Agent"), (ii) reaffirms all of its obligations under that certain Guaranty and Security Agreement dated as of February 13, 1992 ("Guaranty and Security Agreement"), made by the undersigned in favor of the Lenders, and (iii) acknowledges and agrees that such Guaranty and Security Agreement remains in full force and effect notwithstanding the Amendment, and that such Guaranty and Security Agreement is hereby ratified and confirmed.


Date: September 30, 1994

                                        [Names of Guarantor]


                                        By:  __________________________
                                        Title:


AMENDNO6.FNL (2/22/95 4:50pm)





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